UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 13, 2015
Date of Report (Date of earliest event reported)

OHIO VALLEY BANC CORP.
(Exact name of registrant as specified in its charter)

Ohio
(State or other jurisdiction of incorporation)

0-20914	31-1359191
(Commission File Number)	(IRS Employer Identification No.)

420 Third Avenue, Gallipolis, Ohio	45631
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (740) 446-2631

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 13, 2015, Ohio Valley Banc Corp. filed a Current Report on Form 8-K (the “Original Form 8-K”) under Items 8.01 and 9.01.  The Original Form 8-K incorrectly reported that the dividend declared on that date was a quarterly dividend, when it should have stated that it was a “special” dividend.  This Form 8-K/A amends the Original Form 8-K and is being filed to change the dividend reference.

Section 8 – Other Events

Item 8.01. Other Events

On May 13, 2015, the Board of Directors of Ohio Valley Banc Corp. declared a special cash dividend of $0.05 per share on its common shares, payable on June 10, 2015 to shareholders of record on May 26, 2015.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Not applicable

(d)  Exhibits:

Exhibit Number	Description

99.1	Press release to be issued by Ohio Valley Banc Corp. on May 13, 2015; Incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Registrant on May 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OHIO VALLEY BANC CORP.

Date:	May 14, 2015	By:	/s/Thomas E. Wiseman
Thomas E. Wiseman President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release to be issued by Ohio Valley Banc Corp. on May 13, 2015; Incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Registrant on May 13, 2015